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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               December 31, 2005
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                                   AMTROL INC
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               (Exact Name of Registrant as Specified in Charter)

        RHODE ISLAND                      0-20328                05-0246955
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(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                   1400 DIVISION ROAD, WEST WARWICK, RI 02893
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code        (401) 884-6300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

Effective December 31, 2005, David P. Spalding resigned as a Director of the Company. Mr. Spalding was a member of the Finance Committee of the Board of Directors.

Effective January 5, 2006, Gerald F. Willinger resigned as a Director of the Company.

Mr. Spalding and Mr. Willinger had been appointed to the Company's Board of Directors in 1996 and 2004, respectively, as affiliates of The Cypress Group LLC, the Company's controlling shareholder. Each of Mr. Spalding and Mr. Willinger resigned as a Director of the Company subsequent to resigning his position with The Cypress Group LLC.

In tendering their resignations, Mr. Spalding and Mr. Willinger did not indicate any material disputes or disagreements with the Company, the Company's Board of Directors or management.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AMTROL INC.



Date: January 6, 2006                           By: /s/LARRY T. GUILLEMETTE
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                                                     Larry T. Guillemette,
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer